UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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DODGE & COX FUNDS

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August 23, 2024 Dodge & Cox Funds Shareholder Proxy Vote FAQs What is a special meeting of shareholders? Mutual funds may hold special meetings of shareholders to elect Board Members, seek approval of changes to certain policies, or address other matters that require shareholder approval. As a shareholder of one or more of the Dodge & Cox Funds, you are entitled to vote on important matters that will be presented at a shareholder meeting of the Dodge & Cox Funds on October 24, 2024. You may attend the shareholder meeting via teleconference to cast your vote, or you may cast a proxy vote, which allows you to cast your vote through the mail, over the telephone, or online. By casting a proxy vote, your vote will be counted without requiring you to dial in at the meeting time. If you cast a proxy vote, you may still choose to dial in to the meeting. Who is entitled to vote? Shareholders of record at the close of business on the record date are entitled to vote. Shareholders may cast one vote for each share of a Fund they hold with respect to each Proposal affecting that Fund (and a proportionate fractional vote for each fractional share held). The record date for the upcoming meeting of the Dodge & Cox Funds is August 15, 2024. The Notice of Meeting, the proxy card, and the proxy statement will be mailed to shareholders who held shares as of that date. What is the purpose of the shareholder vote and proposals? The purpose of the shareholder vote is to elect nominees to the Board of Trustees of the Trust and to update the investment objective of the Dodge & Cox Balanced Fund. The Board, upon recommendation by Dodge & Cox, believes it is in the interest of the Balanced Fund’s shareholders to approve a more general investment objective in order to provide the Fund with long-term flexibility. Dodge & Cox and the Board do not propose or anticipate any material change in the way the Balanced Fund is managed as a result of the proposed change to its investment objective. Why is it important to vote promptly? Once you receive your proxy materials, we ask that you vote right away. Voting early helps reduce the number of phone calls we need to make and notices we have to send, helping keep costs low for shareholders. Why are Balanced Fund shareholders being asked to approve an amendment to the investment objective of the Balanced Fund? The Balanced Fund’s current investment objective states, “The Fund seeks regular income, conservation of principal, and an opportunity for long-term growth of principal and income.” The Board proposes the Balanced Fund’s investment objective be changed to, “The Fund seeks income and long-term capital appreciation.” Dodge & Cox believes it is in the interest of the Balanced Fund’s shareholders to approve a simpler and more general investment objective. The Balanced Fund’s inception date was June 26, 1931, and over time the term “conservation of principal” has come to be more typically associated with funds that invest in the highest quality short-term instruments, such as money market or short-term bond Funds. Accordingly, Dodge & Cox recommends removing that reference from the Fund’s objective. This change will not affect the Fund’s investment strategies or principal risks. Making this change requires a shareholder vote.

Will any fees change if the proposals are approved? No. Why am I voting for board members? U.S. securities laws impose certain restrictions on the filling of Board vacancies without an election. Board members of the Dodge & Cox Funds were last elected by Fund shareholders in 2014, and since then, several Board members have retired or will retire this year. One of the principal purposes of this shareholder meeting is for shareholders to elect the current Trustees who will continue serving, as well as 4 new Trustees whose nominations have been proposed by the Nominating and Governance Committee of the Board and approved by the Board. If shareholders vote in favor of electing all of the proposed Trustees, 75% of the Trustees will be independent. Dana Emery will continue to serve as the Chair of the Board and Gary Roughead will continue to serve as the Lead Independent Trustee. Who are the current board members? Charles F. Pohl, Dana M. Emery, Mark E. Smith, Gary Roughead, Shawn Purvis, Gabriela Franco Parcella, Ann Mather, Thomas A. Larsen, Caroline M. Hoxby, and Luis Borgen currently serve on the Board. Who are the new board nominees? Diana F. Cantor, Lucinda Johns, Roger G. Kuo, and Jennifer A. Nason have been nominated by the Nominating and Governance Committee and the Board. Ms. Cantor and Ms. Nason will become independent Trustees upon their election by shareholders, while Ms. Johns and Mr. Kuo will become interested Trustees. If the nominees are successfully elected to the Board of Trustees at the Meeting, Charles F. Pohl plans to retire from the Board directly following the Meeting, and Thomas A. Larsen plans to retire from the Board on December 31, 2024. Who are the Interested and Independent Trustees? INTERESTED AND INDEPENDENT TRUSTEES Current Interested Slate Proposed Interested Slate Dana M. Emery Dana M. Emery Charles F. Pohl Roger G. Kuo Lucinda Johns Current Independent Slate Proposed Independent Slate Mark E. Smith Mark E. Smith Gary Roughead Gary Roughead Shawn Purvis Shawn Purvis Gabriela Franco Parcella Gabriela Franco Parcella Ann Mather Ann Mather Caroline M. Hoxby Caroline M. Hoxby Luis Borgen Luis Borgen Thomas A. Larsen Jennifer A. Nason Diana F. Cantor

What is the role of a mutual fund’s board of trustees? Each Dodge & Cox Fund is overseen by the Board of Trustees of the Trust, which meets regularly to review a wide variety of matters affecting the Funds. The Trustees’ primary responsibility is oversight of the management of each Fund for the benefit of its shareholders, not day-to-day management. The Trustees set broad policies for the Funds; monitor Fund operations, service providers, regulatory compliance, performance, and costs; and nominate and select new Trustees. The Trustees also elect the Funds’ Officers and are responsible for performing various duties imposed on them by the Investment Company Act of 1940, the laws of Delaware, and other relevant laws. Dodge & Cox manages the day-to-day operations of the Funds under the oversight of the Board of Trustees. What is the role of the board’s independent trustees? The Investment Company Act of 1940—the primary federal law governing mutual funds and directors—imposes specific responsibilities on independent trustees and looks to them to monitor potential conflicts of interest between the fund and its adviser. According to the Supreme Court, the independent trustees on mutual fund boards have “the primary responsibility” for looking after the interests of the fund’s shareholders and serve as “independent watchdogs” who “furnish an independent check” upon the management of the fund. What makes a trustee “independent”? A trustee must satisfy a number of specific requirements to be “independent” under U.S. securities laws. Among other things, an independent trustee cannot currently have, or at any time during the previous two years have had, a significant business relationship with the fund’s investment adviser or certain affiliated parties. An independent trustee also cannot own any stock of the investment adviser or certain related entities of the investment adviser, such as parent companies or subsidiaries. Has the board approved the proposals? How do the trustees recommend I vote on these Proposals? Yes. At a Board meeting held on June 3, 2024, the Board unanimously approved and recommended that you vote FOR all the nominees and proposals. VOTING INQUIRIES Has Dodge & Cox Funds engaged a proxy solicitor? Yes. Morrow Sodali Fund Solutions (MSFS) is the proxy solicitation firm providing the voting and tabulation services to shareholders of record for this proxy. If MSFS has not received your proxy card or if you have not voted by internet or telephone before the date of the shareholder meeting, a representative from MSFS may contact you to remind you to exercise your right to vote. Will my vote be secure using www.proxyvotenow.com/dodgeandcox? The online proxy voting system maintains a high level of security to ensure the integrity of your vote. Security measures include the following: • General Security Measures. MSFS has implemented a variety of technical and organizational security measures to address relevant risks, including an in-depth Information Security Policy, strict controls around access to shareholder data, industry standard virus and malware protection, and periodic vulnerability assessments. • Personalized Control Numbers. Each shareholder receives a personalized voting control number with their proxy package. MSFS’s website application at www.proxyvotenow.com/dodgeandcox verifies these numbers and displays the correct proxy information for the individual shareholder. What is the deadline for voting? All proxy votes received in good order before the shareholder meeting (on October 24, 2024) will be counted. You may also cast your vote at the meeting by attending the shareholder meeting teleconference. If the meeting is for some reason adjourned or postponed, all votes received before the meeting reconvenes will be counted at the reconvened meeting. What are the voting standards for passing the proposals? In order to hold a vote on proposals at the shareholder meeting, a “quorum” of shareholders, representing one-third of the shares of the Trust (for Proposal 1) or one-third of the shares of the Balanced Fund (for Proposal 2) must be represented, either by submitting a proxy or by attending the meeting. In order to pass Proposal 1, a plurality of the votes must be in favor of the Proposal. Approval of Proposal 2 will require the approval of the lesser of: 67 percent or more of the Balanced Fund shares present at the meeting, if the holders of more than 50 percent of the Balanced Fund’s outstanding shares are present or represented by proxy; or more than 50 percent of the Balanced Fund’s outstanding shares. Can I revoke my proxy or change my vote after submitting my proxy? Yes. You may revoke your proxy or change your vote at any time before the shareholder meeting on October 24, 2024, by: • Sending a written notice expressly revoking your proxy; • Executing another proxy bearing a later date that is received by the Fund at or prior to the shareholder meeting; or • Attending the shareholder meeting teleconference and voting at the meeting. Please remember that since your voting instructions are processed in the order in which they are received, your last vote received will be the one counted. How do I vote? Please vote by one of the following methods: • Mail: Please complete, date, and sign the proxy card delivered to you and return it in the included postage-paid envelope. • Telephone: Have your proxy card available. Call the toll-free number listed on the proxy card. Follow the recorded instructions and have your control number from the proxy card available. • Internet: Have your proxy card available. Go to the website or scan the QR code listed on the proxy card. Follow the instructions and have your control number from the proxy card available. The proxy card also describes these simple voting instructions. If you sign, date, and return the proxy card(s), but do not specify a vote on a given Proposal, your vote will be counted in favor of that Proposal. If you have any questions on the Proposals before you vote, please contact our proxy solicitor, MSFS, toll-free at 833-812-4594. We encourage you to vote by telephone or internet using the control number that appears on the enclosed proxy card. Voting by telephone or internet will reduce the time and costs to the Funds associated with this proxy solicitation. How do I sign the proxy card if voting by mail? Individual Accounts: Sign exactly as your name appears on the account. Joint Accounts: When shares are held jointly, both shareholders should sign. Other Types of Accounts: When signing as attorney, executor, administrator, trustee, or guardian, please provide full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer, and if a partnership, please sign in full partnership name by an authorized person. When will the shareholder meeting be held? The shareholder meeting will be held on Thursday, October 24, 2024, at 10:00 A.M. Pacific time via teleconference. Any shareholder wishing to participate in the meeting telephonically can do so.

How do I register to attend the teleconference meeting? If you were a record holder of the Fund shares as of the record date, please send an e-mail to the Fund’s proxy solicitor at msfs-meetinginfo@morrowsodali.com no later than 2:00pm Eastern time on October 23, 2024, to register. Please include the Fund’s name(s) in the subject line and provide your name and address in the body of the e-mail. MSFS will then e-mail you the credentials to the teleconference and instructions for voting during the meeting. If you held Fund shares through an intermediary, such as a broker-dealer, as of the record date, and you want to participate in the meeting, please e-mail MSFS at msfs-meetinginfo@morrowsodali.com no later than 2:00pm ET on October 23, 2024, to register. Please include the Fund’s name(s) in the subject line and provide your name, address, and proof of ownership as of the record date from your intermediary. Please be aware that if you wish to vote at the meeting, you must first obtain a legal proxy from your intermediary reflecting the Fund’s name(s), the number of Fund shares you held and your name and e-mail address. You may forward an email from your intermediary containing the legal proxy or e-mail an image of the legal proxy to MSFS at msfs-meetinginfo@morrowsodali.com and put “Legal Proxy” in the subject line. MSFS will then provide you with the credentials for the teleconference and instructions for voting during the meeting. The teleconference credentials will only be active for the date and time of the meeting. If you have any questions prior to the meeting, please call MSFS at 833-812-4594. When will the proposals take effect if they are approved? Proposal 1. If the election of Trustees is approved, Ms. Cantor, Ms. Johns, and Mr. Kuo will be seated immediately following the Meeting; and Ms. Nason will be seated on or about February 1, 2025. Proposal 2. If approved, the changed to the Balanced Fund’s investment objective will take effect promptly following the Meeting, once the Balanced Fund’s Prospectus can be updated to reflect the change.

To Our Shareholders: Proxy Vote Announcement - Please review the Proxy Materials and cast your vote promptly if you haven’t done so already. Individual Investor | United States News & Updates Contact Us Log In Dodge & Cox Investing In Focus Resources About Us Careers Investment Focus We’ve helped investors like you meet their investment goals since 1930 through our value-oriented, no-load mutual funds. We pour our energy and intellect into mastering the complexity of actively managing portfolios in the pursuit of excellent long-term investment returns.

To Our Shareholders: Proxy Vote Announcement - Please review the Proxy Materials and cast your vote promptly if you haven’t done so already. Individual Investor | United States News & Updates Contact Us Log In Dodge & Cox Investing In Focus Resources About Us Careers Investment Focus > Resources > Shareholder Meeting and Proxy Vote Shareholder Meeting and Proxy Vote Special Meeting of Shareholders of Dodge & Cox Funds The Meeting will be held virtually on Thursday, October 24, 2024. To attend, you must be a shareholder on record date and register in advance. All shareholders are being asked to elect Trustees to the Board of Trustees, and Balanced Fund shareholders are being asked to amend the investment objective of the Balanced Fund. As discussed in the Proxy Statement, Dodge & Cox and the Board of Trustees believe that these proposals are in the Funds’ and your best interest. Vote Your Shares Today Voting Options Please note: If you received proxy materials from a financial intermediary such as a bank, brokerage firm, or retirement plan administrator, refer to those materials for instructions on how to vote the proxy. Online Visit the proxy voting site listed on your card, enter the voting control number found on your proxy materials, and follow the online instructions. By Phone Call the toll-free number listed on your card, enter the voting control number found on your proxy materials, and follow the recorded instructions. By Mail Complete the proxy card(s) and return the signed card(s) in the postage-paid envelope. If you have questions about your voting options, please call our proxy solicitor, Morrow Sodali Fund Solutions, toll-free at 833-812-4594. FAQs Proposal Questions - What is a special meeting of shareholders? Mutual funds may hold special meetings of shareholders to elect Board Members, seek approval of changes to certain policies, or address other matters that require shareholder approval. As a shareholder of one or more of the Dodge & Cox Funds, you are entitled to vote on important matters that will be presented at a shareholder meeting of the Dodge & Cox Funds on October 24, 2024. You may attend the shareholder meeting via teleconference to cast your vote, or you may cast a proxy vote, which allows you to cast your vote through the mail, over the telephone, or online. By casting a proxy vote, your vote will be counted without requiring you to dial in at the meeting time. If you cast a proxy vote, you may still choose to dial in to the meeting. - Who is entitled to vote? Shareholders of record at the close of business on the record date are entitled to vote. Shareholders may cast one vote for each share of a Fund they hold with respect to each Proposal affecting that Fund (and a proportionate fractional vote for each fractional share held). The record date for the upcoming meeting of the Dodge & Cox Funds is August 15, 2024. The Notice of Meeting, the proxy card, and the proxy statement will be mailed to shareholders who held shares as of that date. - What is the purpose of the shareholder vote and proposals? The purpose of the shareholder vote is to elect nominees to the Board of Trustees of the Trust and to update the investment objective of the Dodge & Cox Balanced Fund. The Board, upon recommendation by Dodge & Cox, believes it is in the interest of the Balanced Fund’s shareholders to approve a more general investment objective in order to provide the Fund with long-term flexibility. Dodge & Cox and the Board do not propose or anticipate any material change in the way the Balanced Fund is managed as a result of the proposed change to its investment objective. - Why is it important to vote promptly? Once you receive your proxy materials, we ask that you vote right away. Voting early helps reduce the number of phone calls we need to make and notices we have to send, helping keep costs low for shareholders. - Why are Balanced Fund shareholders being asked to approve an amendment to the investment objective of the Balanced Fund? The Balanced Fund’s current investment objective states, “The Fund seeks regular income, conservation of principal, and an opportunity for long-term growth of principal and income.” The Board proposes the Balanced Fund’s investment objective be changed to, “The Fund seeks income and long-term capital appreciation.” Dodge & Cox believes it is in the interest of the Balanced Fund’s shareholders to approve a simpler and more general investment objective. The Balanced Fund’s inception date was June 26, 1931, and over time the term “conservation of principal” has come to be more typically associated with funds that invest in the highest quality short-term instruments, such as money market or short-term bond Funds. Accordingly, Dodge & Cox recommends removing that reference from the Fund’s objective. This change will not affect the Fund’s investment strategies or principal risks. Making this change requires a shareholder vote. - Will any fees change if the proposals are approved? No. - Why am I voting for board members? U.S. securities laws impose certain restrictions on the filling of Board vacancies without an election. Board members of the Dodge & Cox Funds were last elected by Fund shareholders in 2014, and since then, several Board members have retired or will retire this year. One of the principal purposes of this shareholder meeting is for shareholders to elect the current Trustees who will continue serving, as well as 4 new Trustees whose nominations have been proposed by the Nominating and Governance Committee of the Board and approved by the Board. If shareholders vote in favor of electing all of the proposed Trustees, 75% of the Trustees will be Independent. Dana Emery will continue to serve as the Chair of the Board and Gary Roughead will continue to serve as the Lead Independent Trustee. - Who are the current board members? Charles F. Pohl, Dana M. Emery, Mark E. Smith, Gary Roughead, Shawn Purvis, Gabriela Franco Parcella, Ann Mather, Thomas A. Larsen, Caroline M. Hoxby, and Luis Borgen currently serve on the Board. - Who are the new board nominees? Diana F. Cantor, Lucinda Johns, Roger G. Kuo, and Jennifer A. Nason have been nominated by the Nominating and Governance Committee and the Board. Ms. Cantor and Ms. Nason will become independent Trustees upon their election by shareholders, while Ms. Johns and Mr. Kuo Will become interested Trustees. If the nominees are successfully elected to the Board of Trustees at the Meeting, Charles F. Pohl plans to retire from the Board directly following the meeting, and Thomas A. Larsen plans to retire from the Board on December 31, 2024. - Who are the Interested and Independent Trustees? INTERESTED AND INDEPENDENT TRUSTEES Current Interested Slate Dana M. Emery Charles F. Pohl Proposed Interested Slate Dana M. Emery Roger G. Kuo Lucinda Johns Current Independent Slate Mark E. Smith Gary Roughead Shawn Purvis Gabriela Franco Parcella Ann Mather Caroline M. Hoxby Luis Borgen Thomas A. Larsen Proposed Independent Slate Mark E. Smith Gary Roughead Shawn Purvis Gabriela Franco Parcella Ann Mather Caroline M. Hoxby Luis Borgen Jennifer A. Nason Diana F. Cantor What is the role of a mutual fund’s board of trustees? Each Dodge & Cox Fund is overseen by the Board of Trustees of the Trust, which meets regularly to review a wide variety of matters affecting the Funds. The Trustees’ primary responsibility is oversight of the management of each Fund for the benefit of its shareholders, not day-to-day management. The Trustees set broad policies for the Funds; monitor Fund operations, service providers, regulatory compliance, performance, and costs; and nominate and select new Trustees. The Trustees also elect the Funds’ Officers and are responsible for performing various duties imposed on them by the Investment Company Act of 1940, the laws of Delaware, and other relevant Iaws. Dodge & Cox manages the day-to-day operations of the Funds under the oversight of the Board of Trustees. - What is the role of the board’s independent trustees? The Investment Company Act of 1940-the primary federal law governing mutual funds and directors-imposes specific responsibilities on independent trustees and looks to them to monitor potential conflicts of interest between the fund and its adviser. According to the Supreme Court, the independent trustees on mutual fund boards have “the primary responsibility” for looking after the interests of the fund’s shareholders and serve as “independent watchdogs” who “furnish an independent check” upon the management of the fund. - What makes a trustee “independent”? A trustee must satisfy a number of specific requirements to be “independent” under U.S. securities laws. Among other things, an independent trustee cannot currently have, or at any time during the previous two years have had, a significant business relationship with the fund’s investment adviser or certain affiliated parties. An independent trustee also cannot own any stock of the investment adviser or certain related entities of the investment adviser, such as parent companies or subsidiaries. - Has the board approved the proposals? How do the trustees recommend I vote on these Proposals? Yes. At a Board meeting held on June 3, 2024, the Board unanimously approved and recommended that you vote FOR all the nominees and proposals. Voting Inquiries - Has Dodge & Cox Funds engaged a proxy solicitor? Yes. Morrow Sodali Fund Solutions (MSFS) is the proxy solicitation firm providing the voting and tabulation services to shareholders of record for this proxy. If MSFS has not received your proxy card or if you have not voted by internet or telephone before the date of the shareholder meeting, a representative from MSFS may contact you to remind you to exercise your right to vote. - Will my vote be secure using www.proxyvotenow.com/dodgeandcox? The online proxy voting system maintains a high level of security to ensure the integrity of your vote. Security measures include the following: • General Security Measures. MSFS has implemented a variety of technical and organizational security measures to address relevant risks, including an in-depth Information Security Policy, strict controls around access to shareholder data, industry standard virus and malware protection, and periodic vulnerability assessments. • Personalized Control Numbers. Each shareholder receives a personalized voting control number with their proxy package. MSFS’s website application at www.proxyvotenow.com/dodgeandcox verifies these numbers and displays the correct proxy information for the individual shareholder. - What is the deadline for voting? All proxy votes received in good order before the shareholder meeting (on October 24, 2024) will be counted. You may also cast your vote at the meeting by attending the shareholder meeting teleconference. If the meeting is for some reason adjourned or postponed, all votes received before the meeting reconvenes will be counted at the reconvened meeting. - What are the voting standards for passing the proposals? In order to hold a vote on proposals at the shareholder meeting, a ‘‘quorum’’ of shareholders, representing one-third of the shares of the Trust (for Proposal 1) or one-third of the shares of the Balanced Fund (for Proposal 2) must be represented, either by submitting a proxy or by attending the meeting. In order to pass Proposal 1, a plurality of the votes must be in favor of the Proposal. Approval of Proposal 2 will require the approval of the lesser of: 67 percent or more of the Balanced Fund shares present at the meeting, If the holders of more than 50 percent of the Balanced Fund’s outstanding shares are present or represented by proxy; or more than 50 percent of the Balanced Fund’s outstanding shares. - Can I revoke my proxy or change my vote after submitting my proxy? Yes. You may revoke your proxy or change your vote at any time before the shareholder meeting on October 24, 2024, by: • Sending a written notice expressly revoking your proxy; • Executing another proxy bearing a later date that is received by the Fund at or prior to the shareholder meeting; or • Attending the shareholder meeting teleconference and voting at the meeting. Please remember that since your voting instructions are processed in the order in which they are received, your last vote received will be the one counted. - How do I vote? Please vote by one of the following methods: • Mail: Please complete, date, and sign the proxy card delivered to you and return it in the included postage-paid envelope. • Telephone: Have your proxy card available. Call the toll-free number listed on the proxy card. Follow the recorded instructions and have your control number from the proxy card available. • Internet: Have your proxy card available. Go to the websiteor scan the QR code listed on the proxy card. Follow the instructions and have your control number from the proxy card available. The proxy card also describes these simple voting instructions. If you sign, date, and return the proxy card(s), but do not specify a vote on a given Proposal, your vote will be counted in favor of that Proposal. If you have any questions on the Proposals before you vote, please contact our proxy solicitor, MSFS, toll-free at 833-812-4594. We encourage you to vote by telephone or internet using the control number that appears on the enclosed proxy card. Voting by telephone or internet will reduce the time and costs to the Funds associated with this proxy solicitation. - How do I sign the proxy card if voting by mail? Individual Accounts: Sign exactly as your name appears on the account. Joint Accounts: When shares are held jointly, both shareholders should sign. Other Types of Accounts: When signing as attorney, executor, administrator, trustee, or guardian, please provide full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer, and if a partnership, please sign in full partnership name by an authorized person. - When will the shareholder meeting be held? The shareholder meeting will be held on Thursday, October 24, 2024, at 10:00A.M. Pacific time via teleconference. Any shareholder wishing to participate in the meeting telephonically can do so. - How do I register to attend the teleconference meeting? If you were a record holder of the Fund shares as of the record date, please send an e-mail to the Fund’s proxy solicitor at msfs-meetinginfo@morrowsodali.com no later than 2:00pm Eastern time on October 23, 2024, to register. Please include the Fund’s name(s) in the subject line and provide your name and address in the body of the e-mail. MSFS will then e-mail you the credentials to the teleconference and instructions for voting during the meeting. If you held Fund shares through an intermediary, such as a broker-dealer, as of the record date, and you want to participate in the meeting, please e-mail MSFS at msfs-meetinginfo@morrowsodali.com no later than 2:00pm ET on October 23, 2024, to register. Please include the Fund’s name(s) in the subject line and provide your name, address, and proof of ownership as of the record date from your intermediary. Please be aware that if you wish to vote at the meeting, you must first obtain a legal proxy from your intermediary reflecting the Fund’s name(s), the number of Fund shares you held and your name and e-mail address. You may forward an email from your intermediary containing the legal proxy or e-mail an image of the legal proxy to MSFS at msfs-meetinginfo@morrowsodali.com and put “Legal Proxy” in the subject line. MSFS will then provide you with the credentials for the teleconference and instructions for voting during the meeting. The teleconference credentials will only be active for the date and time of the meeting. If you have any questions prior to the meeting, please call MSFS at 833-812-4594. - When will the proposals take effect if they are approved? Proposal 1. If the election of Trustees is approved, Ms. Cantor, Ms. Johns, and Mr. Kuo will be seated immediately following the Meeting; and Ms. Nason will be seated on or about February 1, 2025. Proposal 2. If approved, the changed to the Balanced Fund’s investment objective will take effect promptly following the Meeting, once the Balanced Fund’s Prospectus can be updated to reflect the change. Dodge & Cox Need Help? Contact Us IRA/Retirement Center Tax Center Quiok Links Log In Open an Account Funds at a Glance Careers Working at Dodge & Cox Search Open Positions Important Information Terms and Conditions Dodge & Cox Privacy Policy Manage Cookie Preferences Form ADV Part 2 Brochure Client Relationship Summary This site is for persons in the United States only. Dodge & Cox Funds are distributed by Foreside Fund Services, LLC, which is not affiliated with Dodge & Cox. Before investing in any Dodge & Cox Fund, you should carefully consider the Fund’s investment objectives, risks, and charges and expenses. This and other important information is contained in a Fund’s prospectus and summary prospectus. Please read the prospectus and summary prospectus carefully before investing. Investments are not FDIC-insured, nor are they deposits of or guaranteed by any bank or any other entity. The information provided here is neither tax nor legal advice. Prospective investors should consult with a tax or legal advisor before making any investment decision. The views and strategies described may not be suitable for all investors. The information on this website does not constitute an offer to sell, or a solicitation of an offer to purchase, securities in any jurisdiction to any person to whom it is not lawful to make such an offer. Investing involves risk, including possible loss of principal. 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Dodge&Cox  www.dodgeandcox.com Contact Us Log Out Announcement Don’t show this message again Proxy Vote Announcement To Our Shareholders: Your vote is important. Please review the Proxy Materials and cast your vote promptly if you haven’t done so already. Continue

Subject line: To Our Shareholders: Your Vote Is Important [Date] A Special Meeting of Shareholders (the “meeting”) of the Dodge & Cox Funds will be held on Thursday, October 24, 2024, beginning at 10:00 a.m. Pacific Time. The meeting will be held virtually in an audio format only, which means you can join the meeting live by telephone. At the meeting, shareholders will be asked to vote on two important proposals. To attend the meeting, you must be a shareholder on the record date (August 15, 2024). The Board of Trustees has unanimously approved these proposals and recommends a vote “FOR” each proposal. As discussed in more detail in the Proxy Statement, Dodge & Cox and the Board of Trustees believe that these proposals are in the best interests of both the Funds and you, as a shareholder. These proposals are not expected to materially affect the way your Fund is managed. If you haven’t yet voted, please review the Proxy Statement and cast your vote. More information is available on our website at Dodgeandcox.com/FundsProxy.

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Dodge & Cox Funds Your electronic proxy vote has the same validity as a properly executed proxy card returned by mail. To access the voting system, enter the Control Number provided on your proxy card or email notification. Control Number: Continue Meeting Information © 2005-2024 All Rights Reserved... View Terms and Conditions View Privacy Notice

Dodge & Cox Funds Important Dates Record Date: 08/15/2024 Meeting Date: 10/24/2024 Voting Starts: 08/28/2024 Voting Ends: 10/24/2024 Dodge & Cox Funds - Proxy Vote Your electronic proxy vote has the same validity as a properly executed proxy card returned by mail. To access the voting system, enter the Control Number provided on your proxy card or email notification. Control Number: Continue Accessing this site from a mobile device? View a mobile-friendly version. © 2005-2024 All Rights Reserved. Terms and Conditions | Privacy Notice

Dodge & Cox Funds Dodge & Cox Funds - Special Meeting of Shareholders and Proxy Vote Proxy Card.pdf Important Dates Record Date: 08-15-2024 Meeting Date: 10-24-2024 Terms and Conditions Privacy Notice

MORROW SODALI FUND SOLUTIONS DODGE & COX INBOUND LINE MESSAGING INBOUND - CLOSED RECORDING Thank you for calling the Dodge & Cox proxy voting line. Our offices are now closed. Please call us back during our normal business hours, which are, Monday through Friday, 10:00 a.m. to 11:00 p.m. Eastern time. Thank you and have a nice day. INBOUND - CALL IN QUEUE MESSAGE Thank you for calling the Dodge & Cox proxy voting line. Our proxy specialists are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received. END OF CAMPAIGN MESSAGE* Thank you for calling the Dodge & Cox proxy voting line. The Special Meeting of Shareholders scheduled for October 24th, 2024 has concluded. As a result, this toll-free number is no longer in service for proxy related calls. If you have questions about your investment with Dodge & Cox, please contact your Financial Advisor or call Dodge & Cox Client Service at 1-800-621-3979. Thank you. *Please note that the End Of Campaign Message will not be applied until MSFS has provided internal instructions to do so.

MORROW SODALI FUND SOLUTIONS DODGE & COX CALL CENTER OUTBOUND CALLING SCRIPT Hello, my name is (CSR FULL NAME).? May I please speak with (SHAREHOLDER’S FULL NAME)? (Repeat the greeting if necessary) I am calling on a recorded line regarding your current investment in the «insert FUND NAME here». Materia Is were sent to you for the upcoming Special Meeting of Shareholders scheduled to take place on [   ], 2024 and at this time we have not yet received your vote. As indicated in the proxy statment, the Board of Trustees is recommending a vote IN FAVOR of the proposal(s). Would you like to vote along with their recommendation? (Pause for shareholders response) If YES or a positive response from the shareholder: If we identify any additional accounts you own prior to this meeting, would you like to vote those accounts in the same manner as you have voted with me today? (Pause for shareholders response) (Proceed to confirming the vote with the shareholder) If NO, a negative response from the shareholder, or a shareholder has not received the information: Shareholders are being asked to elect twelve nominees to the Board of Trustees, each to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies, or until his or her earlier resignation or removal or death. Each of the nominees has consented to serve as a Trustee The Board of Trustees knows of no reason why any of the nominees will be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Trustees may recommend. Shareholders of the Balanced Fund are also being asked to amend the investment objective of the Fund. Dodge & Cox believes that it is in the interest of the Funds’ shareholders to approve a simpler and more general investment objective that reads: “The Fund seeks income and long-term capital appreciation.” The change will not affect the Fund’s investment strategies, investment portfolio, or principal risks and will not result in an increase in the management fee payable by the Balanced Fund to Dodge & Cox. The Board of Trustees, including the Independent Trustees, is unanimously recommending a vote IN FAVOR of all proposals. Would you like to vote along with their recommendation? (Pause for shareholders response and answer questions they might have) If a shareholder still chooses not to vote: I understand you do not wish to vote at this time. Thank you and have a good day. Shareholder Not Available: We can be reached toll-free at 1-833-812-4594, Monday through Friday between the hours of 10:00AM and ll:00PM Eastern time. Your time today is appreciated. Thank you and have a good day. Confirming the vote with the shareholder: I am recording your vote (RECAP VOTING INSTRUCTIONS FOR THE PROPOSALS). For confirmation purposes please state your full name. (Pause for shareholder’s response) According to our records, you reside in (city, state, zip code). (Pause for shareholder’s response) FOR MSFS and DA PURPOSES ONLY Updated: 8/20/2024

MORROW SODALI FUND SOLUTIONS DODGE & COX CALL CENTER OUTBOUND CALLING SCRIPT To ensure that we have the correct address for the letter confirming your vote, please state your street address. (Pause for shareholder’s response) Thank you. You will receive written confirmation of your vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll-free number listed in the letter. Your vote is important and your time today is appreciated. Thank you and have a good (MORNING, AFTERNOON, EVENING). FOR MSFS and DA PURPOSES ONLY Updated: 8/20/2024

MORROW SODALI FUND SOLUTIONS DODGE & COX CALL CENTER VOICEMAIL MESSAGING SCRIPT Hello. I am calling on behalf of your current investment in <<insert FUND NAME here>>. The Special Meeting of Shareholders is scheduled to take place on [   ], 2024 Shareholders are being asked to consider and vote on important matters. As of today your vote has not been registered. Your vote is important. Please contact us as soon as possible, toll-free at 1-833-812-4594, Monday through Friday between the hours of 10:00AM and 11:00PM Eastern time to cast your vote. Thank you and have a good day. FOR MSFS and DA PURPOSES ONLY Updated: 8/20/2024

PO Box 211230, Eagan, MN 55121-9984   VOTE BY MAIL   1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side of the card. 3. Sign, date and return the card in the envelope provided.   VOTE ONLINE   1.Read the proxy statement and have the card at hand. 2.Go to:proxyvotenow.com/dodgeandcox 3. Follow the simple instructions.   VOTE BY PHONE   1.Read the proxy statement and have the card at hand. 2.Call toll-free 855-302-8829 3. Follow the simple instructions.   INSURANCE COMPANY NAME PRINTS HERE DODGE & COX FUNDS PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD THURSDAY, OCTOBER 24, 2024 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES   The undersigned, an owner or participant in an annuity or life insurance contract (the “Contract”) of the Funds listed on the reverse side of this card (the “Funds”), hereby appoints and authorizes the company named above (the “Company”) to vote and act with respect to all shares of the Funds, which are attributable to the undersigned’s participation in the Contract, at the Special Meeting of Shareholders to be held on October 24, 2024 at 10:00 a.m. Pacific Time, and at any adjournment thereof. The undersigend hereby acknowledges receipt of the Notice of Special Meeting and the Proxy Statement dated August 23, 2024.The Company will vote the shares represented by this card in accordance with the choices made on this card. If a card is not marked to indicate voting instructions, but is signed, dated, and returned, it will be treated as an instruction to vote the shares in favor of the proposals. If you fail to return this voting instruction card, the Company will vote the shares attributable to the account value in the same proportion as votes cast by contract owners in the same separate account, when applicable.   CONTROL NUMBER   AUTHORIZED SIGNATURE(S)   This section must be completed for your vote to be counted.   Signature(s) and Title(s), if applicable   Sign in the box above   Date   Note: Please sign exactly as your name(s) appear(s) on this card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.   100210_D&C_OV_VIC_2024

**IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS**
**for the Special Meeting of Shareholders to be held on Thursday, October 24, 2024.**
**Please refer to the Proxy Statement for a discussion of each of these matters.**
**The Proxy Statement for this Meeting is available at https://proxyvotinginfo.com/p/dodgeandcox**
This card represents all your accounts with the same registration and address.

| YOUR FUNDS | YOUR FUNDS | YOUR FUNDS |
|---|---|---|
| [FundName1] | [FundName2] | [FundName3] |
| [FundName4] | [FundName5] | [FundName6] |

**This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified.**
**If no specification is made, this proxy shall be voted "FOR" the proposals.**

**The Board of Trustees has voted in favor of all the proposals and recommends that you vote "FOR" all the proposals.**

**TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK IN AS FOLLOWS: ☒**

**1.** To elect twelve Trustees to the Board of Trustees *(Shareholders of all Funds).*

| | | | | FOR ALL | WITHHOLD ALL | FOR ALL EXCEPT* |
|---|---|---|---|---|---|---|
| (a) | Luis Borgen | (g) | Ann Mather | ☐ | ☐ | ☐ |
| (b) | Diana F. Cantor | (h) | Jennifer A. Nason | | | |
| (c) | Dana M. Emery | (i) | Gabriela Franco Parcella | | | |
| (d) | Caroline M. Hoxby | (j) | Shawn Purvis | | | |
| (e) | Lucinda I. Johns | (k) | Gary Roughead | | | |
| (f) | Roger G. Kuo | (l) | Mark E. Smith | | | |

*Instruction: To withhold authority to vote for any individual nominee(s), mark the FOR ALL EXCEPT box and write the name(s) of the nominee(s) on the line below.

______________________________________________

**2.** To amend the Fund's investment objective *(Shareholders of the Balanced Fund only).*

To vote all Funds FOR ☐ To vote all Funds AGAINST ☐ To ABSTAIN votes for all Funds ☐, or vote separately by Fund(s) below. If you own the same fund in multiple accounts, that fund name will appear multiple times.

| | FOR | AGAINST | ABSTAIN | | FOR | AGAINST | ABSTAIN |
|---|---|---|---|---|---|---|---|
| [XX FundAccount1] | ☐ | ☐ | ☐ | [XX FundAccount2] | ☐ | ☐ | ☐ |
| [XX FundAccount3] | ☐ | ☐ | ☐ | [XX FundAccount4] | ☐ | ☐ | ☐ |
| [XX FundAccount5] | ☐ | ☐ | ☐ | [XX FundAccount6] | ☐ | ☐ | ☐ |

YOUR SIGNATURE ON THIS CARD IS REQUIRED FOR YOUR VOTE TO BE COUNTED. IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET, PLEASE BE SURE TO SIGN, DATE, AND RETURN ALL PAGES OF THIS CARD IN THE ENCLOSED ENVELOPE.

100210_D&C_OV_VIC_2024